UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ALPS ETF TRUST

(Exact Name of Registrant as Specified in Charter)

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ALPS ETF TRUST

ALPS REIT Dividend Dogs ETF	ALPS Active Equity Opportunity ETF
ALPS Equal Sector Weight ETF	ALPS Disruptive Technologies ETF
Alerian MLP ETF	ALPS Clean Energy ETF
ALPS Sector Dividend Dogs ETF	ALPS Active REIT ETF
Barron’s 400SM ETF	ALPS Global Travel Beneficiaries ETF
ALPS International Sector Dividend Dogs ETF	ALPS Intermediate Municipal Bond ETF
RiverFront Strategic Income Fund	ALPS | O’Shares U.S. Quality Dividend ETF
Alerian Energy Infrastructure ETF	ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
ALPS Emerging Sector Dividend Dogs ETF	ALPS | O’Shares Global Internet Giants ETF
ALPS Medical Breakthroughs ETF	ALPS | O’Shares Europe Quality Dividend ETF
RiverFront Dynamic Core Income ETF	Level Four Large Cap Growth Active ETF
RiverFront Dynamic US Dividend Advantage ETF	ALPS | Smith Core Plus Bond ETF

(each a “Fund” and together, the “Funds”)

June 12, 2024

Dear Shareholders:

We are asking for your vote on an important matter affecting your investment in one or more of the above-named Funds, each a series of ALPS ETF Trust (the “Trust”). The Trust will hold a special shareholder meeting (the “Meeting”) as a telephone conference call meeting, at which no one will be allowed to attend in person, on Friday, July 19, 2024. We are asking you and all other shareholders (the “Shareholders”) to consider and vote on the important matter described below.

Shareholders of each Fund are being asked to elect or re-elect seven Trustees (each, a “Nominee” and collectively, the “Nominees”) at the upcoming Meeting. Although Trustees do not manage fund portfolios, they play an important role in protecting Shareholders. For example, Trustees are responsible for approving the fees paid to your Fund’s investment adviser and its affiliates, reviewing overall Fund expenses, selecting the Fund’s auditors, and monitoring conflicts of interest. Four of the Nominees are currently Trustees of the Trust and independent of the Funds and management of the Trust and, if elected, will continue to serve in that capacity without interruption. The remaining three Nominees, all but one of whom are independent of the Trust and management of the Trust, will serve as Trustees of the Trust following the Meeting, if elected. Laton Spahr, the President of the Trust, is a nominee who is deemed an “interested person” by virtue of his position as an officer of the Trust and of ALPS Advisors, Inc.

The Board of Trustees of the Trust (the “Board of Trustees”) recommends you vote to elect all Nominees.

Your vote is important no matter how many shares you own. The proxy documents explain the proposal in detail, and we encourage you to review them. Voting your shares early will help avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number on the proxy card and following the automated instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, EQ Fund Solutions (“EQFS”), may contact you. This will ensure that your vote is counted even if you cannot attend the Meeting. If you have any questions about the proposals or the voting instructions, please call EQFS at (800) 814-9324.

Very truly yours,

Rick A. Pederson

Chairman of the Board of Trustees

ALPS ETF TRUST

ALPS REIT Dividend Dogs ETF	ALPS Active Equity Opportunity ETF
ALPS Equal Sector Weight ETF	ALPS Disruptive Technologies ETF
Alerian MLP ETF	ALPS Clean Energy ETF
ALPS Sector Dividend Dogs ETF	ALPS Active REIT ETF
Barron’s 400SM ETF	ALPS Global Travel Beneficiaries ETF
ALPS International Sector Dividend Dogs ETF	ALPS Intermediate Municipal Bond ETF
RiverFront Strategic Income Fund	ALPS | O’Shares U.S. Quality Dividend ETF
Alerian Energy Infrastructure ETF	ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
ALPS Emerging Sector Dividend Dogs ETF	ALPS | O’Shares Global Internet Giants ETF
ALPS Medical Breakthroughs ETF	ALPS | O’Shares Europe Quality Dividend ETF
RiverFront Dynamic Core Income ETF	Level Four Large Cap Growth Active ETF
RiverFront Dynamic US Dividend Advantage ETF	ALPS | Smith Core Plus Bond ETF

(each a “Fund” and together, the “Funds”)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 19, 2024 AT 12:00 P.M. EASTERN TIME

To the Shareholders of the Funds:

Notice is hereby given that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Funds, each a series of ALPS ETF Trust, a Delaware statutory trust (the “Trust”), will be held as a telephone conference call meeting on Friday, July 19, 2024, at 12:00 p.m. Eastern Time. At the Meeting, Shareholders will be asked to vote on the following proposals:

1.	To elect seven Trustees;

2.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The Board of Trustees recommends that you vote FOR each of the proposals.

If you owned shares of one or more of the Funds at the close of business on May 30, 2024 (the “Record Date”) you are entitled to vote at the Meeting and at any adjournment or postponement thereof. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Trust or by voting at the Meeting (merely attending the Meeting, however, will not revoke any previously submitted proxy).

We will be hosting the Meeting as a telephone conference call. There is no physical location for the Meeting. To participate in the Meeting, you must email attendameeting@equiniti.com no later than 12:00 p.m. Eastern Time on July 18, 2024 and provide your full name and address. You will then receive an email from EQ Fund Solutions, LLC (“EQFS”) containing the conference call dial-in information and instructions for participating in the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to EQFS, the Funds’ tabulator. Proof of your proxy power may be submitted by forwarding an email from your intermediary or attaching an image of your legal proxy to attendameeting@equiniti.com. Requests for registration must be received no later than 12:00 p.m. Eastern Time on July 18, 2024. You will then receive an email from EQFS containing the conference call dial-in information and instructions for participating in the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUNDS. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET, BY TELEPHONE OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on July 19, 2024

The Proxy Statement is available on the internet at https://vote.proxyonline.com/alpsetf/docs/2024special.pdf.

By Order of the Board of Trustees of the Trust

Brendan Hamill
Secretary, ALPS ETF Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the Shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What proposal is being presented to the Shareholders at the Meeting?

A.	Shareholders of the Trust are being asked to vote to elect seven nominees to the Board of Trustees (each a “Nominee”), including all four of the current Trustees of the Board (“Trustees”) and three Nominees who will, if elected, begin to serve as Trustees following the Meeting.

Q.	Who is asking for your vote?

A.	The enclosed proxy is solicited by the Board of Trustees of the ALPS ETF Trust for use at the Meeting of Shareholders to be held on July 19, 2024 and, if the meeting is adjourned, at any later meetings, for the purposes stated in the Notice of Special Meeting of Shareholders (see previous pages). The Notice of Special Meeting of Shareholders, the proxy card, and this proxy statement are being mailed beginning on or about June 12, 2024.

Q.	How does the Board of Trustees recommend that Shareholders vote on the proposal?

A.	The Board of Trustees recommends that you vote FOR the proposal to elect all Nominees to the Board.

Q.	Who is eligible to vote?

A.	If you owned shares of any Fund of the Trust as of the close of business on the Record Date, you are entitled to vote at the Meeting or, if it is adjourned, at any later sessions. Shareholders of all Funds of the Trust will vote together on the proposal to elect the Nominees to the Board.

The number of shares of each Fund outstanding on the Record Date is shown in Appendix A. Shareholders are entitled to one vote for each whole share of a Fund and each fractional share shall be entitled to a proportionate fractional vote. Shares represented by your duly executed proxy card will be voted in accordance with your instructions. If you sign and return the proxy card but don’t fill in a vote, your shares will be voted in accordance with the Trustees’ recommendation. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons designated on the proxy card.

Q.	What is the required vote for electing the Nominees?

A.	Shareholders of all Funds of the Trust will vote together on the proposal to elect the Nominees. Shareholders entitled to cast at least thirty percent (30%) of the votes entitled to be cast on the proposal shall constitute a quorum; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments. The Trust’s Declaration of Trust establishes that a prospective Trustee shall be elected by the affirmative vote of a plurality of the votes cast. Under a plurality vote, candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are unopposed, all seven Nominees are expected to be elected as Trustees, as all Nominees who receive any votes in favor will be elected, and votes not cast or votes withheld will have no effect on the election outcome.

Q.	How do the proposals affect the composition of the Board?

A.	The proposals will result in the Board being composed of seven trustees, six of whom are independent of management of the Trust and not “interested persons” as defined in the Investment Company Act of 1940, as amended (referred to as “Independent Trustees”). Four of the Nominees are currently Independent Trustees of the Board and, if elected at the Meeting, will continue to serve in that capacity without interruption. Of the three remaining Nominees, two will be Independent Trustees and one will be an “interested person” of the Trust and its management.

Q.	Who are the Nominees and how long will they serve on the Board?

A.	The name and background information for each of the Nominees are included in the Proxy Statement. Each Nominee who is elected as a Trustee will hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee; or until he or she dies, resigns, retires or is removed by the Board or Shareholders of the Trust.

Q.	Who will pay for the proxy statement and the related costs?

A.	The expenses of the preparation, printing and mailing or delivery of this Proxy Statement, including legal and solicitation costs, will be borne primarily by the Funds based on an allocation of expenses among the Funds, generally in proportion to relative net assets of each Fund. At the request of the Board, ALPS Advisors, Inc. has agreed to reimburse the Trust for one quarter (25%) of all such expenses, which will benefit each Fund proportionately.

Q.	What will happen if a quorum is not obtained at the Meeting?

A.	In the event the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to the proposal in accordance with applicable law to permit further solicitation of proxies. The chair of the Meeting may adjourn the Meeting to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place are announced at the Meeting at which the adjournment is taken. At the adjourned meeting, the Trust may transact such business which properly may have been transacted at the Meeting. Any adjourned meeting may be held as adjourned one or more times without further notice on a date that is a reasonable time after the date of the Meeting.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

●	By Mail:	Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

●	By Telephone:	Call the number printed on the enclosed proxy card(s);

●	By Internet:	Access the website printed on the enclosed proxy card(s); or

●	At the Meeting:	Attend the Meeting as described in the Proxy Statement.

Q.	Why might there be more than one proxy card enclosed?

A.	If you own shares of multiple Funds, you will receive a separate proxy card for each applicable Fund.

Q.	What happens if I sign and return my proxy card but do not mark my vote?

A.	Your proxy will be voted FOR the proposal.

ALPS ETF TRUST

ALPS REIT Dividend Dogs ETF	ALPS Active Equity Opportunity ETF
ALPS Equal Sector Weight ETF	ALPS Disruptive Technologies ETF
Alerian MLP ETF	ALPS Clean Energy ETF
ALPS Sector Dividend Dogs ETF	ALPS Active REIT ETF
Barron’s 400SM ETF	ALPS Global Travel Beneficiaries ETF
ALPS International Sector Dividend Dogs ETF	ALPS Intermediate Municipal Bond ETF
RiverFront Strategic Income Fund	ALPS | O’Shares U.S. Quality Dividend ETF
Alerian Energy Infrastructure ETF	ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF
ALPS Emerging Sector Dividend Dogs ETF	ALPS | O’Shares Global Internet Giants ETF
ALPS Medical Breakthroughs ETF	ALPS | O’Shares Europe Quality Dividend ETF
RiverFront Dynamic Core Income ETF	Level Four Large Cap Growth Active ETF
RiverFront Dynamic US Dividend Advantage ETF	ALPS | Smith Core Plus Bond ETF

(each a “Fund” and together, the “Funds”)

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of ALPS ETF Trust (the “Board” or the “Board of Trustees”), a Delaware statutory trust (the “Trust”), on behalf of the Funds, to be used at the special meeting of shareholders (the “Shareholders) of the Funds to be held as a telephone conference call meeting on Friday, July 19, 2024, at 12:00 p.m. Eastern Time and at any adjournment(s), postponement(s) or delay(s) thereof (such meeting and any adjournment(s), postponement(s) or delay(s) being referred to as the “Meeting”).

We will be hosting the Meeting as a telephone conference call. To participate in the Meeting by telephone, you must email attendameeting@equiniti.com no later than12:00 p.m. Eastern Time on July 18, 2024 and provide your full name and address. You will then receive an email from EQ Fund Solutions LLC (“EQFS”) containing the conference call dial-in information and instructions for participating in the Meeting.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to EQFS, the Funds’ tabulator. Proof of your proxy power may be submitted by forwarding an email from your intermediary or attaching an image of your legal proxy to attendameeting@equiniti.com. Requests for registration must be received no later than 12:00 p.m. Eastern Time on July 18, 2024. You will then receive an email from EQFS containing the conference call dial-in information and instructions for participating in the Meeting.

The Board of Trustees has set the close of business on May 30, 2024 as the record date (the “Record Date”) for the Meeting, and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. The number of outstanding shares of each Fund, as of the close of business on the Record Date, is set forth in Appendix A to this Proxy Statement.

This Proxy Statement is first being sent to Shareholders on or about June 12, 2024.

Other Methods of Proxy Solicitation

In addition to the solicitation of proxies by mail, officers of the Trust and officers and regular employees of ALPS Fund Services, Inc. (“ALPS”), the Funds’ administrator, and its affiliates or other representatives of the Trust may also solicit proxies by telephone, Internet, or in person. The expenses of the preparation, printing and mailing or delivery of this Proxy Statement, including legal and solicitation costs, will be borne primarily by the Funds based on an allocation of expenses among the Funds, generally in proportion to relative net assets of each Fund. At the request of the Board, ALPS Advisors, Inc. (“ALPS Advisors” or the “Advisor”) has agreed to pay or reimburse the Trust for one quarter (25%) of all such expenses, which will benefit each Fund proportionately. In addition, the Trust has engaged EQFS to assist in the proxy effort for each Fund. Under the terms of the engagement, EQFS will be providing a web site for the dissemination of these proxy materials and tabulation services.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON FRIDAY, JULY 19, 2024, AT 12:00 P.M. EASTERN TIME

EACH FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2023, AND THE PROXY MATERIALS, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE TRUST AT 1290 BROADWAY, SUITE 1000, DENVER, COLORADO 80203, BY CALLING THE TRUST AT (866) 759-5679, AND BY THE INTERNET AT WWW.ALPSFUNDS.COM. SHAREHOLDERS ARE ENCOURAGED TO REVIEW THESE MATERIALS BEFORE VOTING. REQUESTS FOR ANY COPIES OF THE PROXY MATERIALS SHOULD BE MADE BY NO LATER THAN JULY 10, 2024 TO HELP ENSURE TIMELY DELIVERY.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, and if you give no instructions on the proxy card, then the shares represented thereby will be voted “FOR” the proposals listed in the accompanying Notice of Special Meeting of Shareholders and will be voted in the discretion of the proxy holders as to any other matters that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares at the Meeting or by submitting a letter of revocation or a later-dated proxy to the applicable Fund(s) at the above address prior to the date of the Meeting.

Shareholders of all Funds of the Trust will vote together on the proposal to elect the Nominees. Shareholders entitled to cast at least thirty percent (30%) of the votes on the proposal shall constitute a quorum at the Meeting for the purposes of conducting business; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments. If a quorum is not present at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment for the Meeting will require the affirmative vote of a majority of those shares present at the Meeting via telephone or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

PROPOSAL 1

ELECTION OF NOMINEES TO

THE BOARD OF TRUSTEES

Nominees for the Board of Trustees

Shareholders are being asked to vote to elect seven Nominees to the Board including four current Trustees and three new Trustees who, if elected, will begin to serve as Trustees following the Meeting.

Four of the Nominees are currently trustees of the Board who are independent of management of the Trust and not “interested persons” as defined in the Investment Company Act of 1940, as amended (referred to as “Independent Trustees”) and, if elected at the Meeting, will continue to serve in that capacity without interruption. Of the three remaining Nominees, if elected, two will join the Board as Independent Trustees and one will join the Board as an “interested person” of the Trust and its management. Each Nominee who is elected as a Trustee will hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee; or until he or she dies, resigns, retires or is removed by the Board or Shareholders of the Trust. Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named below. The Nominees have each consented to serve as Trustees if elected at the Meeting. However, if a designated nominee declines or otherwise becomes unavailable for election, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information about each Nominee’s Professional Experience and Qualifications

Certain information with respect to the Nominees for election is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment and certain director or trustee positions that each person holds.

In recommending the election of the Nominees as Trustees, the Board considered the educational, business and professional experience of each Nominee in determining his or her qualifications to serve as a Trustee, including the Nominee’s record of service as a director or trustee of the Trust or other public and private organizations. A brief summary of the specific experience, qualifications, attributes or skills for each Trustee that warranted their nomination as a Trustee candidate to the Board of Trustees is provided below.

Trustee Independence

The Investment Company Act of 1940, as amended (the “Investment Company Act”) rules require that the Board consist of at least a majority of Independent Trustees. Under the Investment Company Act, in order for a trustee to be deemed independent, he or she, among other things, generally must not: own, control or hold with the power to vote, 5% or more of the outstanding voting securities or be an officer or employee of the Trust, a Fund of the Trust or of an investment adviser (or sub-adviser) or principal underwriter to a Fund; control a Fund or an investment adviser (or sub-adviser) or principal underwriter to a Fund; be an officer, trustee or employee of an investment adviser (or sub-adviser) or principal underwriter to a Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser (or sub-adviser) or principal underwriter to a Fund; be a partner or employee of any firm that has acted as legal counsel to a Fund or an investment adviser (or sub-adviser) or principal underwriter to a Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of a Fund.

The Board, pursuant to the Investment Company Act and with advice of counsel, has considered the independence of existing members of and nominees to the Board who are not employed by ALPS Advisors, ALPS Portfolio Solutions Distributor, Inc., the Funds’ distributor (the “Distributor”), or any of their respective affiliates, and has concluded that Rick Pederson, Mary Anstine, Jeremy Deems, Edmund Burke, Joseph Keenan, and Susan Wold are not “interested persons” of the Funds, ALPS Advisors, any sub-adviser of the Funds, or the Distributor, as defined by the Investment Company Act and therefore qualify as independent trustees under the standards promulgated by the Investment Company Act. Laton Spahr, as a result of his position as President of the Trust and ALPS Advisors, has been deemed by the Board to be an “interested person” and therefore does not qualify as an Independent Trustee.

In considering the nomination of Mr. Spahr, the Board considered that having an interested person associated with ALPS Advisors serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process and provides the Board with the perspective of the Advisor and its affiliates in managing and sponsoring all of the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Independent Trustee Nominees

Name, Address,* Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** to be Overseen by Trustee Nominee	Other Trusteeships Held by Trustee During Last Five Years
Mary K. Anstine (1940)	Independent Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	39	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Edmund J. Burke (1961)	Independent Trustee	Since March 2008	Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020). Prior to his retirement on June 3, 2019, Mr. Burke served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and as a Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc.	34	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).
Jeremy W. Deems (1976)	Independent Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment adviser, and Co-Portfolio Manager of the AXS Green Alpha ETF.	39	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Joseph F. Keenan (1962)	Nominee for Trustee	N/A	Mr. Keenan is the sole proprietor of Target Consulting LLC, a consulting firm he founded in 2019. Mr. Keenan’s consulting projects have included an engagement with DST Systems, Inc., an affiliate of SS&C Technologies, where he served as a Senior Vice President from May 2019 to March 2020.	24	WisdomTree Digital Trust (13 funds)

Name, Address,* Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** to be Overseen by Trustee Nominee	Other Trusteeships Held by Trustee During Last Five Years
Rick A. Pederson (1952)	Independent Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	25	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).
Susan K. Wold (1960)	Nominee for Trustee	N/A	Ms. Wold was the Global Ombudsman, Head of North American Compliance and interim Head of Risk for Janus Henderson Investors from 2017-2020 and the Chief Compliance Officer and Anti Money Laundering Officer for various Janus investment funds.	24	Ms. Wold is a Trustee of Versus Capital Infrastructure Income Fund, Versus Capital Real Assets Fund and Versus Capital Multi-Manager Real Estate Income Fund.

Interested Trustee Nominee and Officers

Name, Address,* Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** to be Overseen by Trustee Nominee	Other Trusteeships held by Trustee During Last Five Years
Laton Spahr 1975	President, Nominee for Trustee	Since June 2021	Mr. Spahr joined SS&C ALPS Advisors in 2019 and serves as its President. Prior to his association with SS&C ALPS, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for OppenheimerFunds from 2013 to 2019.	24	N/A
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of ALPS Advisors. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for ALPS Advisors, as well as Compliance Analyst for AFS. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.	N/A	N/A

Name, Address,* Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** to be Overseen by Trustee Nominee	Other Trusteeships held by Trustee During Last Five Years
Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of ALPS Advisors (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and President of ALPS Variable Investment Trust. From March 2021 to March 2024 he served as Treasurer of ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.	N/A	N/A
Brendan Hamill, 1986	Secretary	Since June 2024	Mr. Hamill rejoined ALPS in April 2024, and is currently Vice President and Principal Legal Counsel. Prior to his current role, Mr. Hamill was an Attorney-Adviser at the U.S. Securities and Exchange Commission (October 2022-March 2024), Vice President and Principal Legal Counsel ALPS (August 2021-October 2022), and an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021). Mr. Hamill also serves as Secretary of ALPS Variable Investment Trust.	N/A	N/A
Michael Herrera, 1985	Assistant Treasurer	Since February 2024	Mr. Herrera is Manager of Fund Operations of ALPS Advisors (since 2022) and serves as Assistant Treasurer of ALPS ETF Trust since February 2024. Michael was previously a Fund Controller of ALPS Fund Services (2016 – 2018) and Assistant Fund Controller of ALPS Fund Services (2013 – 2016).	N/A	N/A
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co	N/A	N/A

*	The business address of each Trustee and Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee and Officer began serving the Trust. Each Trustee and Officer serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

Mary K. Anstine – Ms. Anstine has been an Independent Trustee of the Trust since March 25, 2008. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1995 through 2004. Ms. Anstine has also served in various executive positions with several philanthropic organizations such as the AV Hunter Trust, Colorado Uplift Board. Prior to that, Ms. Anstine was an Executive Vice President of First Interstate Bank of Denver, Colorado and formerly a Director of Trust Bank of Colorado. In addition, Ms. Anstine served on the Executive Committee of the American Bankers Association. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Edmund J. Burke – Mr. Burke has been a Trustee of the Trust since December 11, 2017 and an Independent Trustee of the Trust since 2021. Mr. Burke joined ALPS Fund Services, Inc., the Trust’s administrator, in 1991 and retired in June 2019 after having served in various senior roles within the ALPS organization. Mr. Burke has over 30 years of financial services and investment management experience, including experience serving on the boards of other public and private organizations, including public investment funds. Before joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Jeremy W. Deems – Mr. Deems has been an Independent Trustee of the Trust since March 25, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-Founder, Chief Compliance Officer and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, investment adviser to the Forward Funds, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. Mr. Deems also has experience serving on the boards of other public and private organizations, including registered investment funds. Mr. Deems received a B.S. and an MBA in finance from Saint Mary’s College of California and was a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants from 2001 to 2016. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

Joseph F. Keenan – Mr. Keenan is the sole proprietor of Target Consulting LLC, a consulting firm he founded in 2019. Mr. Keenan’s consulting projects have included an engagement with DST Systems, Inc., an affiliate of SS&C Technologies, where he served as a Senior Vice President from May 2019 to March 2020. Mr. Keenan has over 30 years of experience in the financial services industry, including roles in sales, fund services and operations at Bank of New York Mellon, a global custodial bank, fund administrator and accounting agent. Mr. Keenan also has experience serving on boards of other public and private organizations, including registered investment funds. Mr. Keenan has an MBA in finance from the NYU Stern School of Business and a B.A. in English Language and Communications from the University of Michigan. He was nominated by the Board for election as an Independent Trustee based on his business, financial services, fund services and operations industry experience.

Rick A. Pederson – Mr. Pederson has been an Independent Trustee of the Trust since March 25, 2008. Mr. Pederson is currently Vice Chairman and Chief Strategy Officer at Bow River Capital, an alternatives investment firm he joined in 2003. Mr. Pederson has served in roles as a manager and consultant to various other private equity and real estate investment funds, and has served on the boards of several private companies and not-for-profit entities. Mr. Pederson received BSBA, MSBA, and JD degrees from the University of Denver. He was nominated by the Board for election as an Independent Trustee based on his business, financial services and investment management experience.

Susan K. Wold – Ms. Wold has over 30 years of experience in financial services with expertise in global securities regulation, corporate governance and ethics, third party oversight, and public and private investment funds. Most recently, Ms. Wold was the Global Ombudsman, Head of North American Compliance and interim Head of Risk for Janus Henderson Investors from 2017-2020 and the Chief Compliance Officer and Anti Money Laundering Officer for various Janus investment funds. Prior to that, Ms. Wold served in various senior compliance roles at Janus Capital Group and Janus Capital Management LLC from 2005-2017. Prior to Janus Capital Group, Ms. Wold held a variety of legal and compliance positions in the asset management industry and as a lawyer in private practice. Ms. Wold also has experience serving on boards of other public and private organizations, including registered investment funds. Ms. Wold holds a JD from the University of Minnesota Sturm College of Law, a Business Administration degree from Colorado College and a Diversity, Equity, and Inclusion in the Workplace certificate from the University of South Florida MUMA College of Business. Ms. Wold was nominated by the Board for election as an Independent Trustee based on her financial services and fund operations, risk management and compliance experience.

Laton Spahr – Mr. Spahr has been the President of the Trust since June 2021 and is a Portfolio Manager of ALPS Active Equity Opportunity ETF, a series of the Trust. Mr. Spahr joined SS&C ALPS Advisors in 2019 and serves as its President. Mr. Spahr has over 20 years of financial services and investment management experience. Prior to his association with SS&C ALPS, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for OppenheimerFunds from 2013 to 2019. Prior to OppenheimerFunds, Mr. Spahr was a leader at Columbia Management Investment Advisors, where he managed value and income strategies across institutional and retail investment channels. Mr. Spahr has an M.S. Finance degree from the Applied Securities Analysis Program at the University of Wisconsin - Madison and a B.S. degree in Finance from the University of Wyoming. He was nominated by the Board for election as an Interested Trustee based on his business, financial services and investment management experience.

Trustee Ownership of Shares of the Funds

The table below sets forth the dollar range of the value of the shares of each Fund, and the dollar range of the aggregate value of the shares of all funds in the Family of Investment Companies overseen or to be overseen by a Trustee, owned beneficially by each Trustee as of April 30, 2024.

Beneficial Ownership of Common Shares[1]
Independent Trustees/Nominees							Interested Trustee/Nominee
Fund	Anstine	Burke	Deems	Keenan	Pederson	Wold	Spahr[2]
ALPS REIT Dividend Dogs ETF	None	None	None	None	None	None	None
ALPS Equal Sector Weight ETF	None	None	None	None	None	None	None
Alerian MLP ETF	None	None	None	None	None	None	None
ALPS Sector Dividend Dogs ETF	None	None	None	None	None	None	None
Barron’s 400SM ETF	None	None	None	None	None	None	None
ALPS International Sector Dividend Dogs ETF	None	None	None	None	None	None	None
RiverFront Strategic Income Fund	None	None	None	None	None	None	None
Alerian Energy Infrastructure ETF	None	None	None	None	None	None	None
ALPS Emerging Sector Dividend Dogs ETF	None	None	None	None	None	None	None
ALPS Medical Breakthroughs ETF	None	None	None	None	None	None	None
RiverFront Dynamic Core Income ETF	None	None	None	None	None	None	None
RiverFront Dynamic US Dividend Advantage ETF	None	None	None	None	None	None	None
ALPS Active Equity Opportunity ETF	None	None	None	None	None	None	Over $100,000
ALPS Disruptive Technologies ETF	None	None	None	None	None	None	None
ALPS Clean Energy ETF	None	None	None	None	None	None	None
ALPS Active REIT ETF	None	None	None	None	None	None	$50,001-$100,000
ALPS Global Travel Beneficiaries ETF	None	None	None	None	None	None	Over $100,000
ALPS Intermediate Municipal Bond ETF	None	None	None	None	None	None	$10,001-$50,000
ALPS | O’Shares U.S. Quality Dividend ETF	None	None	None	None	None	None	None
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	None	None	None	None	None	None	None
ALPS | O’Shares Global Internet Giants ETF	None	None	None	None	None	None	None
ALPS | O’Shares Europe Quality Dividend ETF	None	None	None	None	None	None	None
Level Four Large Cap Growth Active ETF	None	None	None	None	None	None	None
ALPS | Smith Core Plus Bond ETF	None	None	None	None	None	None	Over $100,000
Aggregate Dollar Range of Fund Shares in the Family of Investment Companies[3]	$10,001-$50,000	$10,001-$50,000	None	None	None	None	Over $100,000

(1)	“Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	Mr. Spahr, as a result of his position as President of the Trust and ALPS Advisors, is an “interested person.”

(3)	The Family of Investment Companies includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

The table below sets forth the number of the shares of each Fund, and the percent of the outstanding shares of each Fund, owned by a Trustee, Nominee or “executive officer” (as such term is defined in Regulation S-K) as of April 30, 2024. Except as otherwise noted below, as of April 30, 2024, the Trustees, Nominees and executive officers, in the aggregate, beneficially owned less than 1% of the outstanding shares of any of the Funds.

Fund	Beneficial Owner	Number of Shares[1]	Percent of Class
ALPS Active Equity Opportunity ETF	All Trustees, Nominees, and executive officers	17,976.95	4.23%
	Laton Spahr	17,976.95	4.23%
ALPS Global Travel Beneficiaries ETF	All Trustees, Nominees, and executive officers	6,100	2.44%
	Laton Spahr	6,100	2.44%

(1)	None of the shares have been pledged as security. The number of shares listed in this table reflects the total number of shares that such persons have the right to acquire beneficial ownership (as specified in Section 13d-3(d)(1) under the 1934 Act).

Trustee Transactions with the Funds’ Affiliates

As of December 31, 2023, none of the Independent Trustees, nor members of their immediate families, owned securities, beneficially or of record, in ALPS Advisors, any sub-adviser of the Funds, or any principal underwriter of the Funds, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with ALPS Advisors, any such sub-adviser or any such principal underwriter. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have any direct or indirect interest, the value of which exceeds $120,000, in ALPS Advisors - any sub-adviser, or any principal underwriter of the Funds or any of their respective affiliates. In addition, for the fiscal year ended November 30, 2023, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which ALPS Advisors, a sub-adviser, or a principal underwriter to any Funds or any of their respective affiliates was a party.

Trustee Compensation

The Trust pays fees to its Independent Trustees. The following table provides information regarding the compensation paid by the Trust and the other investment companies in the Fund Complex to the Independent Trustees for their services during the fiscal year ended November 30, 2023. In these tables, the amount shown for each of Joseph F. Keenan, Susan K. Wold and Laton Spahr for all periods is zero since each of these individuals is a Nominee proposed to be elected to the Board of Trustees and does not currently serve as an Independent Trustee. Officers of the Trust who are employed by ALPS Advisors or its affiliates receive no compensation or expense reimbursement from the Trust.

Name of Trustee/Nominee	Total Compensation From the Trust[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustees[2]	Number of Funds in Fund Complex Overseen by Trustees
Independent Trustees/Nominees
Mary K. Anstine	$132,500	$0	$0	$416,500	39
Edmund J. Burke	$143,000	$0	$0	$425,000	34
Jeremy W. Deems	$147,000	$0	$0	$443,500	39
Joseph F. Keenan	$0	$0	$0	$0	None
Rick A. Pederson	$155,000	$0	$0	$200,500	25
Susan K. Wold	$0	$0	$0	$0	None
Interested Trustee/Nominee
Laton Spahr[3]	$0	$0	$0	$0	None
Total	$577,500	$0	$0	$1,485,500

(1)	Represents the total compensation paid to such persons by the Trust during the fiscal year ended November 30, 2023.

(2)	Represents the total compensation paid to such Trustee by the Fund Complex during the fiscal year ended November 30, 2023. The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

(3)	Mr. Spahr, as a result of his position as President of the Trust and ALPS Advisors, is an “interested person” and is therefore not compensated by the Trust.

Each Trustee serving from February 16, 2022 through June 30, 2023, received (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000.

Effective July 1, 2023, each then serving Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000.

During the fiscal year ended November 30, 2023, the Board of Trustees met six times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he or she is a member.

Leadership Structure and Oversight Responsibilities of the Board of Trustees

Overall responsibility for oversight of each Fund rests with the Trustees. The Trust has engaged ALPS Advisors to manage each Fund on a day-to-day basis. The Board is responsible for overseeing ALPS Advisors and other service providers in the operations of each Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust. The Board is currently composed of four members, each of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person, telephonic or videoconference meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed Mr. Pederson, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with ALPS Advisors, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These characteristics include, but are not limited to, the fact that the Chairman of the Board is an Independent Trustee, the Trust’s multiple series of Funds, the Trust’s net assets, the services provided by the Trust’s service providers, and the formal and informal functions of the various Independent Trustees both during and between Board meetings. The Board believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ Shareholders. In considering the nomination of Mr. Spahr, the Board considered that having an interested person associated with ALPS Advisors serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process and provide the Board with the perspective of the Advisor and its affiliates in managing and sponsoring all of the Funds. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through either Committee, interacts with and reviews reports from, among others, Fund management, ALPS Advisors, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by each Fund. The Board, with the assistance of Fund management and ALPS Advisors, reviews investment policies and risks in connection with its review of each Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for each Fund and its principal service providers. In addition, as part of the Board’s periodic review of each Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee

The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Committee Charter”) that was most recently reviewed and approved by the Audit Committee on January 18, 2024, at which time the Audit Committee determined it had no changes to recommend to the Board of Trustees. The Audit Committee Charter is attached hereto as Appendix B. The Audit Committee also considers the engagement and compensation of the Trust’s independent registered public accounting firm (currently, Cohen & Company, Ltd. (“Cohen”)) and ensures receipt from Cohen of a formal written statement delineating relationships between Cohen and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of Cohen to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman) and Pederson. The Audit Committee met four times during the fiscal year ended November 30, 2023.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee operates pursuant to the Nominating and Corporate Governance Committee Charter, attached hereto as Appendix C. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee, each of whom are Independent Trustees, are Ms. Anstine, and Messrs. Deems and Pederson (Chairman). The Nominating and Corporate Governance Committee of the Board met once during the fiscal year ended November 30, 2023.

The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, education, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All Shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust (the “Secretary”) by writing to: ALPS ETF Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Compensation Committee

The Board does not have a compensation committee. Independent trustee compensation is reviewed and recommended to the Board through the Nominating and Corporate Governance Committee.

Other Board of Trustees Related Matters

The Trust is not required and does not intend to hold annual meetings of Shareholders. A special meeting shall be called by the Secretary upon (i) the request of a majority of the Trustees then in office, or (ii) the written request of Shareholders entitled to cast at least ten percent (10%) of all the votes entitled to be cast at such meeting, provided that (a) such request shall state the purpose or purposes of the meeting and the matters proposed to be acted upon at such meeting, and (b) the Shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the Secretary shall determine and specify to such Shareholders.

Required Vote

The presence via telephone or by proxy of thirty percent (30%) of the Funds’ shares that are entitled to vote constitutes a quorum.

The affirmative vote of a plurality of votes cast for each Nominee by the holders entitled to vote for the particular Nominee is necessary for the election of each Nominee.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE TRUSTEE NOMINEES.

GENERAL INFORMATION

Independent Registered Public Accounting Firm

Cohen served as the Trust’s independent registered public accounting firm for the fiscal year ending November 30, 2023 and served as such for the prior fiscal year. The Board of Trustees knows of no direct financial or material indirect financial interest of Cohen in the Funds. Representatives of Cohen are not expected to be present at the Meeting but have been given the opportunity to make a statement, if they so desire, and will be available should any matter arise requiring their participation.

Principal Accounting Fees and Services

The table provided below sets forth the aggregate fees billed by Cohen for services rendered to the Trust, during the Trust’s last two fiscal years ended November 30, 2023 and November 30, 2022. The fees are for the following work:

(1)	Audit Fees for professional services provided by Cohen for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2)	Audit-Related Fees for assurance and related services by Cohen that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under “Audit Fees;”

(3)	Tax Fees for professional services by Cohen for tax compliance, tax advice, and tax planning; and

(4)	All Other Fees for products and services provided by Cohen other than those services reported in above under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees.”

Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
2023	2022	2023	2022	2023	2022	2023	2022
$318,000	$368,500	$0	$0	$85,250	$96,000	$0	$0

The Audit Committee Charter requires that the Audit Committee pre-approve or establish pre-approval policies and procedures concerning all audit and non-audit services to be provided by Cohen, the Funds’ independent registered public accounting firm. Further, the Audit Committee Charter mandates that the Audit Committee pre-approve or establish pre-approval policies and procedures concerning all permitted non-audit services to be provided by Cohen to ALPS Advisors and to entities controlling, controlled by, or under common control with ALPS Advisors and that provide ongoing services to the Funds, if the services relate directly to the operations and financial reporting of the Funds, provided, however, that de minimis non-audit services may, to the extent permitted by applicable law, be approved prior to completion of the audit. The Audit Committee has also established detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws. The Funds require that the Audit Committee maintain these pre-approval policies and procedures to ensure that the provision of these services by Cohen does not impair its independence.

Legal Proceedings

There are no material pending legal proceedings to which any Trustee or affiliated person is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of their affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Trustee or executive officer of the Funds within the past five years.

Ownership of Shares

Although the Trust does not have information concerning the beneficial ownership of shares of the Funds held in the names of participants in DTC with access to the Depository Trust Company (“DTC”) system (“DTC Participants”), as of May 30, 2024, the name, address, number of shares owned and percentage of shares owned of each DTC Participant that owned of record or is known by the Funds to own beneficially 5% or more of the outstanding shares of a Fund is set forth in the table below. Any person or entity that beneficially owns, directly or through one or more controlled companies, more than 25% of the voting securities of a company is presumed to “control” such company. Accordingly, to the extent that a person or entity is identified as the beneficial owner of more than 25% of the voting securities of any Fund, or is identified as the record owner of more than 25% of a Fund and has voting and/ or investment powers, that person or entity may be presumed to control such Fund. A controlling Shareholder’s vote could have a more significant effect on matters presented to Shareholders for approval than the vote of other Fund Shareholders.

Fund	Shareholder Name and Address	Number of Shares Owned	Percentages of Share Owned
ALPS REIT Dividend Dogs ETF	BOFA Securities, Inc. One Bryant Park New York, NY 10036	27,350	8.42%
ALPS REIT Dividend Dogs ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	68,275	21.01%
ALPS REIT Dividend Dogs ETF	Goldman Sachs & Co. LLC 30 Hudson Street Proxy Department Jersey City, NJ 07302	17,062	5.25%
ALPS REIT Dividend Dogs ETF	Merrill Lynch Pierce Fenner Smith 4804 Deerlake Dr. E. Jacksonville, FL 32246	24,195	7.44%
ALPS REIT Dividend Dogs ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	42,725	13.15%
ALPS REIT Dividend Dogs ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	55,607	17.11%
ALPS Equal Sector Weight ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	292,634	10.00%
ALPS Equal Sector Weight ETF	LPL Financial Co. 9785 Towne Centre Drive San Diego, CA 92121-1968	199,615	6.82%
ALPS Equal Sector Weight ETF	Merrill Lynch Pierce Fenner Smith 4804 Deerlake Dr. E. Jacksonville, FL 32246	650,429	22.24%
ALPS Equal Sector Weight ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	488,253	16.69%
ALPS Equal Sector Weight ETF	Raymond James 4 Liberty Square Boston, MA 02109	271,568	9.28%
ALPS Equal Sector Weight ETF	Wells Clearing 2801 Market Street 1st Fl, St. Louis, MO 63103	167,047	5.71%
Alerian MLP ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	34,868,751	19.00%
Alerian MLP ETF	Merrill Lynch Pierce Fenner Smith 4804 Deerlake Dr. E. Jacksonville, FL 32246	17,479,914	9.52%
Alerian MLP ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	22,262,496	12.13%
Alerian MLP ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	21,599,131	11.77%

Alerian MLP ETF	Wells Clearing 2801 Market Street 1st Fl, St. Louis, MO 63103	12,955,924	7.06%
ALPS Sector Dividend Dogs ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	2,900,872	13.60%
ALPS Sector Dividend Dogs ETF	Merrill Lynch Pierce Fenner Smith 4804 Deerlake Dr. E. Jacksonville, FL 32246	4,498,106	21.08%
ALPS Sector Dividend Dogs ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	3,710,651	17.39%
ALPS Sector Dividend Dogs ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	1,704,448	7.99%
ALPS Sector Dividend Dogs ETF	UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	1,140,944	5.35%
ALPS Sector Dividend Dogs ETF	Wells Clearing 2801 Market Street 1st Fl, St. Louis, MO 63103	2,120,788	9.94%
Barron’s 400SM ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	377,735	17.99%
Barron’s 400SM ETF	Merrill Lynch Pierce Fenner Smith 4804 Deerlake Dr. E. Jacksonville, FL 32246	155,792	7.42%
Barron’s 400SM ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	441,996	21.05%
Barron’s 400SM ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	382,902	18.23%
Barron’s 400SM ETF	Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	269,758	12.85%
ALPS International Sector Dividend Dogs ETF	Amerprise Financial 121 Mount Vernon Street Boston, MA 02108	906,188	9.56%
ALPS International Sector Dividend Dogs ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	2,384,441	25.17%
ALPS International Sector Dividend Dogs ETF	Merrill Lynch Pierce Fenner Smith 4804 Deerlake Dr. E. Jacksonville, FL 32246	880,690	9.29%
ALPS International Sector Dividend Dogs ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	1,596,857	16.85%

ALPS International Sector Dividend Dogs ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	1,188,562	12.54%
ALPS International Sector Dividend Dogs ETF	Wells Clearing 2801 Market Street 1st Fl, St. Louis, MO 63103	543,244	5.73%
RiverFront Strategic Income Fund	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	1,013,362	23.70%
RiverFront Strategic Income Fund	LPL Financial Co. 9785 Towne Centre Drive San Diego, CA 92121-1968	507,005	11.86%
RiverFront Strategic Income Fund	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	401,132	9.38%
RiverFront Strategic Income Fund	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	1,093,600	25.58%
RiverFront Strategic Income Fund	Robert W. Baird & Co 777 East Wisconsin Avenue, Milwaukee, WI 53202	240,340	5.62%
Alerian Energy Infrastructure ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	1,531,094	27.46%
Alerian Energy Infrastructure ETF	Merrill Lynch Pierce Fenner Smith 4804 Deerlake Dr. E. Jacksonville, FL 32246	307,864	5.52%
Alerian Energy Infrastructure ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	428,910	7.69%
Alerian Energy Infrastructure ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	1,216,643	21.82%
Alerian Energy Infrastructure ETF	Raymond James 4 Liberty Square Boston, MA 02109	306,147	5.49%
Alerian Energy Infrastructure ETF	Wells Clearing 2801 Market Street 1st Fl, St. Louis, MO 63103	591,593	10.61%
ALPS Emerging Sector Dividend Dogs ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	546,111	44.58%
ALPS Emerging Sector Dividend Dogs ETF	Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	86,752	7.08%
ALPS Emerging Sector Dividend Dogs ETF	Merrill Lynch Pierce Fenner Smith 4804 Deerlake Dr. E. Jacksonville, FL 32246	99,946	8.16%
ALPS Emerging Sector Dividend Dogs ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	153,116	12.50%

ALPS Emerging Sector Dividend Dogs ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	122,602	10.01%
ALPS Medical Breakthroughs ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	413,718	13.03%
ALPS Medical Breakthroughs ETF	Merrill Lynch Pierce Fenner Smith 4804 Deerlake Dr. E. Jacksonville FL 32246	259,714	8.18%
ALPS Medical Breakthroughs ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	257,687	8.12%
ALPS Medical Breakthroughs ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	331,463	10.44%
ALPS Medical Breakthroughs ETF	Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	160,692	5.06%
ALPS Medical Breakthroughs ETF	US Bank 800 Nicollet Mall Fl 8 Minneapolis, MN 55402	732,152	23.06%
ALPS Medical Breakthroughs ETF	Wells Clearing 2801 Market Street 1st Fl, St. Louis, MO 63103	285,795	9.00%
RiverFront Dynamic Core Income ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	275,456	24.48%
RiverFront Dynamic Core Income ETF	Robert W. Baird & Co 777 East Wisconsin Avenue, Milwaukee, WI 53202	192,477	17.11%
RiverFront Dynamic Core Income ETF	State Street Bank and Trust Company John Adams Building, 1776 Heritage Dr, North Quincy, MA 02171	232,019	20.62%
RiverFront Dynamic Core Income ETF	Wells Clearing 2801 Market Street 1st Fl, St. Louis, MO 63103	202,249	17.98%
RiverFront Dynamic US Dividend Advantage ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	380,078	25.77%
RiverFront Dynamic US Dividend Advantage ETF	Raymond James 4 Liberty Square Boston, MA 02109	75,943	5.15%
RiverFront Dynamic US Dividend Advantage ETF	Robert W. Baird & Co 777 East Wisconsin Avenue, Milwaukee, WI 53202	290,365	19.69%
RiverFront Dynamic US Dividend Advantage ETF	State Street Bank and Trust Company John Adams Building, 1776 Heritage Dr, North Quincy, MA 02171	296,736	20.12%
RiverFront Dynamic US Dividend Advantage ETF	Wells Clearing 2801 Market Street 1st Fl, St. Louis, MO 63103	225,860	15.31%

ALPS Active Equity Opportunity ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	60,305	15.08%
ALPS Active Equity Opportunity ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	72,929	18.23%
ALPS Active Equity Opportunity ETF	Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	38,585	9.65%
ALPS Active Equity Opportunity ETF	Robert W. Baird & Co 777 East Wisconsin Avenue, Milwaukee, WI 53202	77,668	19.42%
ALPS Active Equity Opportunity ETF	State Street Bank and Trust Company John Adams Building, 1776 Heritage Dr, North Quincy, MA 02171	55,671	13.92%
ALPS Active Equity Opportunity ETF	Wells Clearing 2801 Market Street 1st Fl, St. Louis, MO 63103	47,118	11.78%
ALPS Disruptive Technologies ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	591,198	25.16%
ALPS Disruptive Technologies ETF	Merrill Lynch Pierce Fenner Smith 4804 Deerlake Dr. E. Jacksonville, FL 32246	413,058	17.58%
ALPS Disruptive Technologies ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	230,985	9.83%
ALPS Disruptive Technologies ETF	Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	195,742	8.33%
ALPS Disruptive Technologies ETF	UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	123,813	5.27%
ALPS Clean Energy ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	1,836,794	26.43%
ALPS Clean Energy ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	1,176,285	16.92%
ALPS Clean Energy ETF	Pershing, LLC One Pershing Plaza Jersey City, NJ 07399	464,781	6.69%
ALPS Clean Energy ETF	SEI Private Trust Company, C/O GWP 1 Freedom Valley Drive Oaks, PA 19456	1,836,400	26.42%
ALPS Active REIT ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	339,599	33.29%
ALPS Active REIT ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	398,131	39.03%

ALPS Active REIT ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	117,190	11.49%
ALPS Global Travel Beneficiaries ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	17,987	7.19%
ALPS Global Travel Beneficiaries ETF	Goldman Sachs & Co. LLC 30 Hudson Street Jersey City, NJ 07302	24,256	9.70%
ALPS Global Travel Beneficiaries ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	139,876	55.95%
ALPS Global Travel Beneficiaries ETF	The Northern Trust Company 50 S LaSalle St. Chicago, IL 60603	31,803	12.72%
ALPS Intermediate Municipal Bond ETF	Brown Brothers Harriman & Co., 140 Broadway New York, NY 10005	796,100	63.69%
ALPS Intermediate Municipal Bond ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	393,793	31.50%
ALPS | O’Shares U.S. Quality Dividend ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	1,922,283	12.56%
ALPS | O’Shares U.S. Quality Dividend ETF	LPL Financial Co. 9785 Towne Centre Drive San Diego, CA 92121-1968	1,196,633	7.82%
ALPS | O’Shares U.S. Quality Dividend ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	2,714,381	17.74%
ALPS | O’Shares U.S. Quality Dividend ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	1,981,149	12.95%
ALPS | O’Shares U.S. Quality Dividend ETF	Raymond James 4 Liberty Square Boston, MA 02109	767,951	5.02%
ALPS | O’Shares U.S. Quality Dividend ETF	Wells Clearing 2801 Market Street 1st Fl, St. Louis, MO 63103	2,367,402	15.47%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	Amerprise Financial 121 Mount Vernon Street Boston, MA 02108	1,878,555	12.82%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	2,318,579	15.82%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	LPL Financial Co. 9785 Towne Centre Drive San Diego, CA 92121-1968	748,348	5.11%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	1,533,478	10.46%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	2,280,215	15.56%

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	Raymond James 4 Liberty Square Boston, MA 02109	746,293	5.09%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	787,573	5.37%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	Wells Clearing 2801 Market Street 1st Fl, St. Louis, MO 63103	1,676,842	11.44%
ALPS | O’Shares Global Internet Giants ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	827,892	24.00%
ALPS | O’Shares Global Internet Giants ETF	LPL Financial Co. 9785 Towne Centre Drive San Diego, CA 92121-1968	187,095	5.42%
ALPS | O’Shares Global Internet Giants ETF	Morgan Stanley Smith Barney, LLC 1300 Thames St 6th Floor Baltimore, MD 21231	183,316	5.31%
ALPS | O’Shares Global Internet Giants ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	495,787	14.37%
ALPS | O’Shares Global Internet Giants ETF	Raymond James 4 Liberty Square Boston, MA 02109	183,072	5.31%
ALPS | O’Shares Global Internet Giants ETF	Wells Clearing 2801 Market Street 1st Fl, St. Louis, MO 63103	313,689	9.09%
ALPS | O’Shares Europe Quality Dividend ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	307,914	23.24%
ALPS | O’Shares Europe Quality Dividend ETF	LPL Financial Co. 9785 Towne Centre Drive San Diego, CA 92121-1968	99,342	7.50%
ALPS | O’Shares Europe Quality Dividend ETF	Merrill Lynch Pierce Fenner Smith 4804 Deerlake Dr. E. Jacksonville, FL 32246	295,447	22.30%
ALPS | O’Shares Europe Quality Dividend ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	207,634	15.67%
ALPS | O’Shares Europe Quality Dividend ETF	Raymond James 4 Liberty Square Boston, MA 02109	118,123	8.91%
Level Four Large Cap Growth Active ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	438,165	16.64%
Level Four Large Cap Growth Active ETF	Raymond James 4 Liberty Square Boston, MA 02109	2,055,430	78.05%
ALPS | Smith Core Plus Bond ETF	Charles Schwab & Co., Inc. 2423 E Lincoln Drive Phoenix, AZ 85016-1215	21,033,234	72.72%

ALPS | Smith Core Plus Bond ETF	National Financial Services LLC 499 Washington Blvd 4th Floor, Jersey City, NJ 07310	7,374,828	25.50%

The Investment Adviser and Administrator

ALPS Advisors is the investment adviser for each Fund, and its business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

ALPS is the administrator for the Funds, and its business address is 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Sub-Advisers

The RIGS Fund, RFCI Fund and the RFDA Fund

RiverFront Investment Group, LLC (“RiverFront”) acts as sub-adviser to the RiverFront Strategic Income Fund (the “RIGS Fund”), the RiverFront Dynamic Core Income ETF (the “RFCI Fund”) and the RiverFront Dynamic US Dividend Advantage ETF (the “RFDA Fund”) pursuant to a sub-advisory agreement with the Trust and, with respect to the RFCI Fund and RFDA Fund, ALPS Advisors (the “RiverFront Sub-Advisory Agreement”). RiverFront, established in April 2008, is located at 1214 East Cary Street, Richmond, VA 23219. RiverFront is majority-owned by its employees but is affiliated with Baird Financial Corporation (“Baird”) as a result of Baird’s minority equity interest and representation on RiverFront’s board of directors. RiverFront is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing stocks, bonds, and ETFs. RiverFront also serves as sub-adviser to a series of mutual funds and ETFs. As of December 31, 2023, RiverFront had approximately $9.6 billion in assets under advisement (discretionary and non-discretionary assets).

For RiverFront’s services to each of RFCI Fund and RFDA Fund, ALPS Advisors pays RiverFront, out of its management fee, an annual sub-advisory fee equal to a 0.35% of its average daily net assets. For RiverFront’s services to RIGS Fund, the RIGS Fund pays RiverFront an annual sub-advisory fee equal to 0.35% of its average daily net assets.

The REIT Fund

GSI Capital Advisors LLC (“GSI Capital”) acts as a sub-adviser to the ALPS Active REIT ETF (the “REIT Fund”) pursuant to a sub advisory agreement with the Trust and ALPS Advisors (the “GSI Sub-Advisory Agreement”). GSI Capital is located at 23 Corporate Plaza, Suite 150 Newport Beach, CA 92660. GSI Capital is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940 and is wholly-owned by its employees. As of December 31, 2023, GSI had approximately $170.2 million in assets under advisement (discretionary and nondiscretionary assets).

For GSI Capital’s services to the Fund, ALPS Advisors pays GSI Capital, out of its management fee, an annual sub-advisory fee equal to a 0.35% of its average daily net assets.

The MNBD Fund

Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department (the “SID”), acts as the sub-adviser to the ALPS Intermediate Municipal Bond ETF (the “MNBD Fund”) pursuant to a sub-advisory agreement with the Trust and ALPS Advisors (the “BBH&Co. Sub-Advisory Agreement”). BBH&Co. is located at 140 Broadway, New York, NY 10005. The SID is registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. As of December 31, 2023, BBH&Co. managed total assets of approximately $86.3 billion.

For BBH&Co.’s services to the Fund, the Adviser pays BBH&Co. out of its management fee, an annual sub-advisory fee equal to a 0.25% of its average daily net assets.

The LGRO Fund

Level Four Capital Management, LLC (“Level Four”) acts as the sub-adviser to the Level Four Large Cap Growth Active ETF (the “LGRO Fund”) pursuant to a sub advisory agreement with the Trust and ALPS Advisors (the “Level Four Sub-Advisory Agreement”). Level Four is located at 12400 Coit Road, Suite 700, Dallas, Texas 75251. Level Four is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. As of December 31, 2023, Level Four had approximately $1 billion in assets under advisement (discretionary and nondiscretionary assets).

For Level Four’s services to the Fund, ALPS Advisors pays Level Four, out of its management fee, an annual sub-advisory fee equal to a 0.25% of its average daily net assets.

The SMTH Fund

Smith Capital Investors, LLC (“Smith Capital Investors”) acts as the sub-adviser to the ALPS | Smith Core Plus Bond ETF (the “SMTH Fund”) pursuant to a sub-advisory agreement with the Trust and ALPS Advisors (the “Smith Capital Sub-Advisory Agreement”). Smith Capital Investors is located at 1430 Blake Street, Denver, Colorado 80202. Smith Capital Investors is an investment adviser registered with the Securities Exchange Commission under the Investment Advisers Act of 1940. The company manages a variety of portfolios utilizing a variation of fixed-income securities. Smith Capital Investors also serves as sub-adviser to a series of mutual funds. As of December 31, 2023, Smith Capital Investors had approximately $3.7 billion in assets under advisement (discretionary and non-discretionary assets).

For Smith Capital Investors’ services to the Fund, ALPS Advisors pays Smith Capital Investors, out of its management fee, an annual sub-advisory fee equal to a 0.30% of its average daily net assets.

Payment of Solicitation Expenses

The expenses of the preparation, printing and mailing or delivery of this Proxy Statement, including legal and solicitation costs, will be borne primarily by the Funds based on an allocation of expenses among the Funds, generally in proportion to relative net assets of each Fund. At the request of the Board, ALPS Advisors has agreed to pay or reimburse the Trust for one quarter (25%) of all such expenses, which will benefit each Fund proportionately.

For managing the overall proxy campaign, EQFS will receive a service fee of $10,000 and additional fees in connection with oversight of mailing, solicitation and additional support. While fees paid will potentially vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval of the Proposal, the aggregate fees across all Funds are estimated to be approximately $31,000. Other costs associated with the proxy campaign include the expenses of the preparation, printing and delivery of proxy materials, which are expected to be approximately $535,000. The proxy management fee and any other expenses incurred in connection with the solicitation will be allocated amongst the Funds in proportion to relative net assets.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Funds have received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact the Trust by telephone at (866) 759-5679 or by mail, care of the Secretary of the Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s), postponement(s) or delays thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of Shareholders, and the Trust generally does not hold a meeting of Shareholders in any year, unless certain specified Shareholder actions, such as the election of the Trustees or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholders’ meetings, as well as the related expenditure of staff time.

A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Shareholder Communications with Board of Trustees

Shareholders may mail written communications to the Board of Trustees, to committees of the Board of Trustees or to specified individual Trustees in care of the Secretary of the Trust, 1290 Broadway, Suite 1000, Denver, Colorado 80203. All shareholder communications received by the Secretary will be forwarded promptly to the Board of Trustees, the relevant Board of Trustees’ committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to the Funds or the operations, management, activities, policies, service providers, Board of Trustees, officers, Shareholders or other matters relating to an investment in the Funds or is purely ministerial in nature.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

APPENDIX A

Fund	Total Number of Outstanding Shares
ALPS REIT Dividend Dogs ETF	325,000
ALPS Equal Sector Weight ETF	2,925,000
Alerian MLP ETF	183,557,420
ALPS Sector Dividend Dogs ETF	21,334,141
Barron’s 400SM ETF	2,100,000
ALPS International Sector Dividend Dogs ETF	9,475,000
RiverFront Strategic Income Fund	4,275,000
Alerian Energy Infrastructure ETF	5,575,000
ALPS Emerging Sector Dividend Dogs ETF	1,225,000
ALPS Medical Breakthroughs ETF	3,175,000
RiverFront Dynamic Core Income ETF	1,125,000
RiverFront Dynamic US Dividend Advantage ETF	1,475,002
ALPS Active Equity Opportunity ETF	400,002
ALPS Disruptive Technologies ETF	2,350,002
ALPS Clean Energy ETF	6,950,002
ALPS Active REIT ETF	1,020,002
ALPS Global Travel Beneficiaries ETF	250,002
ALPS Intermediate Municipal Bond ETF	1,250,002
ALPS | O’Shares U.S. Quality Dividend ETF	15,300,000
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	14,654,000
ALPS | O’Shares Global Internet Giants ETF	3,450,000
ALPS | O’Shares Europe Quality Dividend ETF	1,325,000
Level Four Large Cap Growth Active ETF	2,633,400
ALPS | Smith Core Plus Bond ETF	28,925,000

APPENDIX B

ALPS ETF Trust

Audit Committee Charter

(Adopted March 26, 2008)

I.	PURPOSE

The Audit Committee (the “Audit Committee”) is a committee of the Board of Trustees (the “Board”) of ALPS ETF Trust (the “Trust”). Its primary function is to oversee the financial reporting process, the system of internal controls over financial reporting, and the audit process. In performing its duties, the Audit Committee will: (a) review the audited financial statements prepared on behalf of the Trust; (b) recommend the selection, retention, or termination and monitor the independence of the Trust’s outside auditors; (c) oversee the audits of the Trust’s financial statements; (d) approve any audit and non-audit services, including any non-audit services provided to the Trust’s investment advisor and to any affiliate of the investment advisor regarding the operations and financial reporting of the Trust; and (e) assure compliance with certain laws and regulations.

The Audit Committee serves to provide an open avenue of communication among the outside auditors, management, and the Board. To this end, the Audit Committee will maintain effective working relationships with the Board, management, and the outside auditors.

It is management’s responsibility to establish and maintain appropriate systems for accounting, reporting, and internal controls. The outside auditors have the responsibility to plan and implement a proper audit.

The Audit Committee shall also serve as the Trust’s Qualified Legal Compliance Committee (“QLCC”) and perform such other functions as the Board may from time to time assign to the Audit Committee.

II.	CHARTER

This charter is the written charter of the Audit Committee (the “Charter”).

III.	COMPOSITION

The Audit Committee will at all times consist of, at a minimum, three (3) Trustees who are independent of the management of the Trust and are free of any relationship that would interfere with the exercise of his or her independent judgment as a member of the Audit Committee.

The Board shall designate the Chair of the Audit Committee (the “Chair”) by majority vote. The Chair shall be responsible for leadership of the Audit Committee including, but not limited to, preparing the agenda, presiding over meetings and reporting the Audit Committee’s actions to the Board.

The Board, by resolution adopted by a majority of such Board, may remove any Trustee of the Trust from the Audit Committee at any time for any reason.

IV.	MEETINGS

The Audit Committee will meet not less than twice each fiscal year, and as often as it deems necessary or appropriate, to perform its duties and responsibilities under the Charter, either in person or telephonically.

The Audit Committee Chair will report to the full Board with respect to the meetings, and provide the Board with a copy of the minutes of all Audit Committee meetings.

The Audit Committee will meet separately, periodically, in private sessions with management and with the outside auditors.

V.	AUDIT COMMITTEE RESPONSIBILITIES, DUTIES, AND POWERS

The Audit Committee’s principal responsibility is one of oversight. In discharging its duties, the Audit Committee members are entitled to rely, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles, and on the representations of the outside auditors included in their report on the Trust’s financial statements.

The Committee’s specific responsibilities, duties, and powers are set forth below:

A.	Financial Statements and Other Financial Information

1.	Financial Statements. The Audit Committee will review, in consultation with the outside auditors, the scope of the audit and the results of each external audit of the financial statements of the Trust, any difficulties or restrictions encountered in the audit, each report or opinion rendered by the outside auditors in connection with each audit, each related management letter, and management’s responses to recommendations made by the outside auditors in connection with the audit. The Audit Committee will review and discuss the audited annual financial statements with the outside auditors and management.

2.	Auditor Reports. The Audit Committee will receive from the outside auditors, at least annually, a report regarding: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles related to material items that have been discussed with management; (c) the ramifications of using such alternatives and the outside auditors’ preference; (d) any significant accounting disagreements between the outside auditors and management; (e) other material written communications between the outside auditors and management, including, but not limited to, any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to the Trust, its investment advisor or any other entity in the Trust’s fund complex as defined in Section 2-01(f)(14) of Regulation S-K of the Securities Act of 1933 that were not pre-approved by the Audit Committee.

3.	Officer Disclosures and Certifications. The Audit Committee will review the Chief Executive Officer’s (“CEO”) and Chief Financial Officer’s (“CFO”) disclosures and certifications required under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002.

B.	Outside Auditors

1.	Engagement and Retention. The Audit Committee will recommend the selection, retention, or termination of outside auditors, considering independence, performance and effectiveness, and approve the fees charged by the outside auditors for audit and non-audit services to the Trust and any non-audit services to the Trust’s investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust. The outside auditors shall report directly to the Audit Committee.

2.	Auditor Independence. On an annual basis the Audit Committee will request, receive and review the outside auditors’ specific representations as to their independence, including identification of all significant relationships the auditors have with the Trust and its affiliates in order to determine the auditors’ independence. In discharging this duty, the Audit Committee shall (a) review disclosures regarding the outside auditors’ independence consistent with the Public Accounting Oversight Board (“PCAOB”) Ethics and Independence Rule 3526 Communications with Audit Committees Concerning Independence; (b) review compliance with the applicable independence provisions of Rule 2-01 of Regulation S-X of the Securities and Exchange Act of 1934; and (c) recommend that the Board take appropriate action in response to the outside auditors’ report to satisfy itself of the outside auditors’ independence.

3.	Pre-Approval of Audit and Non-Audit Services. The Audit Committee will pre-approve any engagement of the outside auditors, including fees and compensation to be paid to the outside auditors, to provide any audit and any non-audit services to the Trust and any non-audit services to the Trust’s investment advisor and to any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust, as provided in Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee Chair shall have the authority to grant pre-approval and may delegate this authority to one or more Audit Committee members who are independent Trustees as defined in Section 10A(i) of the Securities and Exchange Act of 1934, as amended. All such delegated pre-approvals shall be reported to the Audit Committee no later than the next Audit Committee meeting.

Pre-Approval for services provided to the Trust other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5% of the total amount of revenues paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals had been delegated by the Audit Committee prior to the completion of the audit.

4.	Audit Partner Rotation. The Audit Committee will require the rotation of the outside auditors’ lead audit partner and concurring partner no less than every five (5) years or more frequently if required, and other “audit partners” as may be required by Securities and Exchange Commission (“SEC”) rules or the PCAOB.

C.	Internal Controls and Procedures

1.	Integrity of Financial Controls. The Audit Committee, in consultation with the management, the outside auditors, and the CFO, will consider the integrity of the Trust’s financial reporting internal controls and procedures, including, but not limited to, any controls or procedures arising in connection with Section 404 of the Sarbanes-Oxley Act of 2002.

2.	Risk Assessment and Management. The Audit Committee will review generally, but not assume responsibility for, the guidelines and policies that management has implemented regarding financial risk assessment and risk management.

D.	Qualified Legal Compliance Committee

1.	Authority. The Audit Committee will be the qualified legal compliance committee of the Trust (“QLCC”), and will be responsible for the confidential receipt, retention, and consideration of reports by attorneys employed or retained by the Trust (“Attorney Reports”) of a material violation of U.S. federal or state securities law, a material breach of fiduciary duty arising under U.S. federal or state law, or a similar material violation of any U.S. federal or state law (each, a “Material Violation”), all in accordance with the applicable standards of professional conduct for attorneys established by the SEC.

2.	Duties and Responsibilities. In its capacity as QLCC, the Audit Committee will:

a.	Inform the Trust’s Chief Legal Officer (“CLO”), if any, and the CEO of any report of evidence of a Material Violation contained in an Attorney Report, unless the QLCC decides that reporting the evidence to one or both such officers would be, under the circumstances, futile.

b.	Determine whether an investigation is necessary regarding any report of evidence of a Material Violation specified in the Attorney Report. If such an investigation is undertaken, the QLCC will: (1) notify the full Board of Trustees; (2) initiate the investigation, which may be undertaken either by the Trust’s CLO, if any, or outside counsel; and (3) retain such additional expert personnel as the QLCC deems necessary.

c.	Recommend, at the conclusion of any such investigation, (1) that the Trust implement an appropriate response to evidence of a Material Violation; and (2) inform the Trust’s CLO, if any, the CEO, and the Board of the results of the investigation and the QLCC’s recommendation concerning appropriate remedial measures, if any, to be adopted by the Trust.

d.	Take all other appropriate action, including potentially notifying the SEC, if the Trust fails in any material respect to implement any of the remedial measures recommended by the QLCC.

e.	Adopt written procedures for (a) the confidential receipt, retention, and consideration of Attorney Reports, and (b) Reports of Accounting, Auditing, and other Financial Matters.

E.	Other Audit Committee Responsibilities, Duties, and Powers

1.	General Investigative Powers. The Audit Committee may investigate any matter brought to the Audit Committee’s attention related to financial, accounting or audit matters, or any other matter that the Audit Committee deems appropriate in fulfilling its responsibilities under the Charter.

2.	The Audit Committee will be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Trust personnel and documents. The Audit Committee will also have the authority to engage and obtain advice and assistance from internal or external legal, accounting or other advisors, as it deems necessary or appropriate. The Audit Committee will have the sole authority to retain and terminate any advisor used to assist the Audit Committee on matters within its sphere of responsibility, including the sole authority to approve fees and other retention terms.

3.	At least annually, the Audit Committee will review and assess the adequacy of the Charter and recommend any proposed changes to the Board.

4.	Review, annually, with Trust management and the independent auditors, policies for valuation of Trust portfolio securities, and the frequency and magnitude of pricing errors.

5.	Prepare an audit committee report as required by the SEC to be included in the Trust’s proxy statement, if applicable.

6.	With respect to any Funds listed on a public exchange, discuss such Fund’s earnings press releases (typically with regard to dividend payments), as applicable, as well as financial information and earnings guidance provided to analysts and ratings agencies.

Revised: February 24, 2009, March 28, 2012, March 11, 2013

APPENDIX C

ALPS ETF Trust

Nominating & Corporate Governance Committee Charter

(Adopted March 26, 2008)

1.	Purpose

1.1	The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Trustees (the “Board”) of the ALPS ETF Trust (the “Trust”) is to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.

2.	Charter

2.1	This charter is the written charter of the Committee (the “Charter”).

3.	Composition

3.1	The Committee will at all times consist of, at a minimum, three (3) trustees.

3.2	Each of the members of the Committee will meet the independence and qualification requirements as provided in applicable laws and regulations.

3.3	The Committee will recommend nominees for appointment to the Committee annually and as vacancies or newly created positions occur. Committee members will be appointed by the Board and may be removed by the Board at any time.

3.4	The Committee will recommend to the Board, and the Board will designate, the chair of the Committee (the “Chair”).

3.5	The Chair will be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments, and reporting the Committee’s actions to the Board.

4.	Meetings

4.1	The Committee will meet as often as it deems necessary or appropriate to perform its duties and responsibilities under the Charter, either in person or telephonically.

4.2	The Committee may create subcommittees, each of which will report to the Committee.

4.3	The Committee will report to the full Board with respect to its meetings, and provide the Board with a copy of the minutes of Committee meetings.

4.4	The majority of the members of the Committee will constitute a quorum, and the Committee will act at an in-person or telephonic meeting only by majority vote. The Committee may also act by unanimous written consent.

5.	Authority and Responsibilities

5.1	Identifying and Evaluating Trustee Candidates.

5.1.1	General. The Committee will seek individuals qualified to become board members for recommendation to the Board, including evaluating persons suggested by shareholders. Trustees may be nominated by the Board of Trustees or by shareholders in accordance with this Charter. The Committee will conduct the appropriate inquiries into the backgrounds and qualifications of possible nominees. The Committee will investigate and review each proposed nominee’s qualifications for service on the Board, and where appropriate, recommend to the Board proposed nominees for Board membership.

5.1.2	Recommendation of Candidates. Board members or shareholders who wish to recommend candidates for consideration as trustees, shall submit the names of the candidates to the Chair in writing. The Committee will promptly advise the person offering the recommendation what information about the candidate, his or her experience and qualifications should be submitted to the Committee so that the Committee may carry out its investigation and evaluation of the candidate. Concurrently the Committee will inform the recommending person as to whether a meeting of shareholders at which trustees will be elected has been called or a present or anticipated vacancy on the board has been publicly disclosed for which the recommended candidate would be a potential nominee. The Committee may also adopt policies with respect to handling candidate recommendations between vacancies on the Board and between shareholder elections of trustees.

5.1.3	Nominations of Trustees by Shareholders. The Committee will consider candidates submitted by shareholders, or from other sources it deems appropriate, that are submitted in a timely fashion and with adequate information about the candidate such that the Committee can make an assessment. The Committee shall assess shareholder nominees in the same manner as the Committee reviews its own nominees. Any recommendation must be submitted in writing to the Committee in care of the Trust’s Secretary at ALPS ETF Trust, 1290 Broadway Street, Suite 1000, Denver, Colorado 80203, and should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of such proposed nominee under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended. The Committee, in its discretion, may request additional information concerning the recommended candidate in order to evaluate the candidate’s qualifications.

5.1.4	Individual Evaluation Criteria. The Committee works with the Board on an annual basis to determine the appropriate characteristics, skills and experience for the Board as a whole and its individual members. In evaluating the suitability of individual trustee candidates, the Committee will take into account many factors, including but not limited to:

5.1.4.1	general understanding of marketing, finance and other disciplines relevant to the success of a publicly-traded company in today’s business environment;

5.1.4.2	understanding of the Trust’s business on a technical level;

5.1.4.3	educational and professional background;

5.1.4.4	integrity and commitment to devote the time and attention necessary to fulfill his or her duties to the Trust; and

5.1.4.5	diversity of background, experience, and views among its members.

5.1.5	Overall Evaluation Criteria. The Committee will also evaluate each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, using its diversity of experience. The Committee believes that, except during periods of temporary vacancies, a majority of its trustees must be independent. In determining the independence of a trustee, the Board will apply the definition of "interested person" in the Investment Company Act of 1940, as amended, such that non-interested persons may be independent.

5.1.6	Additional Criteria for Current Trustees. In determining whether to recommend a trustee for re-election, the Committee will consider the trustee’s past attendance at meetings and participation in and contributions to the activities of the Board.

5.1.7	No Term Limits. The Committee does not believe it should limit the number of terms for which an individual may serve as a trustee. Trustees who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of the Trust based on their experience with and understanding of the Trust’s history, policies and objectives. The Committee believes that, as an alternative to term limits, it can ensure that the Board continues to evolve and adopt new viewpoints through the evaluation and nomination process.

5.1.8	No Specific Limitation on Service on Other Boards. The Committee does not believe that Board members should be prohibited from serving on boards and/or committees of other organizations, and has not adopted any guidelines limiting such activities. However, the Committee will take into account the nature of and time involved in a trustee’s service on other boards in evaluating the suitability of individual trustees and making its recommendations to the Board. Service on boards and/or committees of other organizations should be consistent with the Trust’s conflict of interest policies, if any.

5.1.9	Use of Third Party Service Providers. The Committee shall have the sole authority to retain and terminate any search firm to be used to identify or evaluate trustee candidates and shall have sole authority to approve the search firm’s fees and other retention terms.

5.2	Committee Recommendations to the Board. The Committee will recommend nominees for appointment to each Board committee annually and as vacancies or newly created positions occur. The Committee will also recommend the chair for each Board committee.

5.3	Board Assessment. The Committee will receive comments from all Trustees and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

5.4	Related Party Transactions and Conflicts of Interest. The Committee will consider issues involving possible conflicts of interest of trustees. The Committee will have the authority to consider for approval any related party transactions and, if possible, approve such transactions before they are entered into.

5.5	Trustee Compensation. The Committee will recommend and review all matters pertaining to fees and retainers paid to trustees for Board and committee service and for serving as chair of a Board committee.

5.6	New Trustee Orientation. The Committee shall oversee the development by the Trust and legal counsel to the Independent Trustees of a program for the orientation of new Independent Trustees. This orientation is intended to familiarize new Independent Trustees with their responsibilities under applicable corporate law and the Investment Company Act of 1940, the operations of the Trust and their principal service providers, and the industry in which the Trust operates.

5.7	Additional Assignments. The Committee will perform such other functions as the Board may from time to time assign to the Committee.

6.	Miscellaneous

6.1	Access to Resources. The Committee will be given the resources and assistance necessary to discharge its responsibilities, including unrestricted access to Trust personnel and documents. The Committee will also have the authority to engage and obtain advice and assistance from internal or external legal, accounting or other advisors, as it deems necessary or appropriate. The Committee will have the sole authority to retain and terminate any search firm used to identify trustee candidates, including the sole authority to approve fees and other retention terms.

6.2	Charter Review. At least annually, the Committee will review and assess the adequacy of the Charter.

Revised: March 7, 2016, March 2, 2020

PROXY CARD

MEETING AGENDA on Reverse Side

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

VOTER PROFILE:

Voter ID: XXXXXXXX Security ID: XXXXXXXX

Shares to Vote: XXXXXXXX Household ID: XXXXXXXXXX

***please call the phone number to the right for more information*

VOTER CONTROL NUMBER: XXXX XXXX XXXX

VOTE REGISTERED TO:

NAME
ADDRESS
CITY, STATE, ZIP CODE

BY INTERNET:

Go to the website below and enter your VOTER CONTROL NUMBER or simply scan the QR with a Smart Phone

vote.proxyonline.com

BY PHONE:

Call (888) 227-9349 to reach an automated touch-tone voting line or call the number below to speak with a live representative.

(800) 814-9324

BY MAIL:

Complete the reverse side and return in the postage-paid envelope provided.

USPS Postage-Paid Envelope

ALPS ETF TRUST

Denver, Colorado

FUNDS

FUNDS

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD FRIDAY, JULY 19, 2024

The undersigned shareholder of the above named Fund (the "Fund") hereby appoints Brendan Hamill and Erich Rettinger, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all shares of the Fund at the Special Meeting of Shareholders of the Fund to be held on Friday, July 19, 2024, at 12:00 p.m., Eastern Time, and at any and all adjournments thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Shareholders of the Fund and of the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.

The Notice of Special Meeting of Shareholders, Proxy Statement and Form(s) of Proxy Card are available at https://vote.proxyonline.com/alpsetf/docs/2024special.pdf. Please see the Proxy Statement or call (800) 814-9324 for information on how to obtain directions to be able to attend and vote at the Special Meeting.

Questions? If you have any questions about how to vote your proxy or about the Meeting, please call toll-free (800) 814-9324. Representatives are available to assist you Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern Time.

Mail ID CUSIP

ALPS ETF Trust

PROXY CARD

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY, If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE NOMINEES.

TO VOTE, MARK CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT*
1. To elect seven Board Members to the Board of Trustees of the Fund:	O	O	O

1.) Mary K. Anstine 2.) Edmund J. Burke
3.) Jeremy W. Deems 4.) Joseph F. Keenan
5.) Rick A. Pederson 6.) Susan K. Wold
7.) Laton Spahr

*To withhold authority to vote for one or more specific nominees, check the "FOR ALL EXCEPT" box and write the name(s) or number(s) of those nominee(s) you wish to withhold below:

____

2. To transact such other business that may come as may properly come before the meeting, or any adjournments or postponements thereof.

MAIL ID: BAR CODE CUSIP